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                                                                 EXHIBIT 10.4(i)


                    THIRD AMENDMENT TO REVOLVING CREDIT NOTE


         THIS THIRD AMENDMENT TO REVOLVING CREDIT NOTE (the "Amendment") is made this the 19th day of May, 2003, by and between SUNTRUST BANK, a Georgia state banking corporation (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").


                                    RECITALS:

         A. Borrower executed in favor of Lender an $8,000,000 Revolving Credit Note dated April 30, 2002, as most recently amended by that certain Second Amendment to Revolving Credit Loan Agreement and Second Amendment to Revolving Credit Note dated February 5, 2003 whereby the principal amount of such note was increased to $24,000,000 until May 5, 2003 at which time said principal amount was reduced to $14,000,000 (as more particularly described therein), and as such may be further amended and/or restated in the future (the "Note").

         B. The Borrower has requested that Lender amend the Note to increase the principal amount available thereunder to $19,000,000. Lender is willing to extend such additional credit to Borrower conditioned upon, among other things, the execution of this Amendment.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Note.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Note is hereby amended and modified as follows:

         Section 1. The principal amount available under the Note is hereby increased to $19,000,000.

         Section 2. The fourth paragraph of the Note is hereby amended and restated as follows:

                  This Note shall be payable as follows: (a) commencing on the 31st day of May, 2003 and on the last Business Day of each consecutive month thereafter through and including May 31, 2004, the Borrower shall pay to the Lender an amount equal to all then accrued interest; and (b) this Note shall mature on June 30, 2004, at which time the Borrower shall pay to the Lender an amount equal to all outstanding principal, plus all accrued and unpaid interest.

         Section 3. Except as provided herein, the Note shall remain unamended in full force and effect.

         Section 4. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.


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         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.


                                    BORROWER:
                                    ---------

                                    CENTRAL FREIGHT LINES, INC.

                                    By:      /s/ Jeff Hale
                                       -----------------------------------------

                                    Title:   CFO
                                          --------------------------------------




                                     LENDER:
                                     -------

                                     SUNTRUST BANK

                                     By:      /s/ Ned Spitzer
                                        ----------------------------------------

                                     Title:   Vice President
                                           -------------------------------------






                              CONSENT OF GUARANTOR


         The undersigned, as Guarantor under a Guaranty dated as of April 30, 2002, hereby executes this Third Amendment to Revolving Credit Note to evidence its consent thereto, as well as the transactions contemplated thereby, and agrees that its Guaranty remains in full force and effect for the Note, as increased and as amended.



                                     CENTRAL FREIGHT LINES, INC.,
                                     a Nevada corporation


                                     By:      /s/ Jeff Hale
                                        ----------------------------------------
Date:  May 19th, 2003
                                     Title:   CFO
                                           -------------------------------------




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